SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	CBGL	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

(a)(1) Cannabis Global, Inc. (the “Registrant”) entered into two material definitive agreements not made in the ordinary course of its business on August 6 and 7, 2020, respectively. The parties to the agreements are the Registrant and GHS Investments, LLC, a Nevada Limited Liability Company (“GHS”). With the exception of the entry into the subject material definitive agreements, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and GHS, and any of its affiliates or control persons on the other hand.

(a)(2) [i] Pursuant to a subscription agreement, GHS agreed to purchase 2,899,017 common shares in exchange for $278,337.89. The Registrant will use the proceeds to satisfy outstanding convertible debt obligations. [ii] Pursuant to a Equity Financing Agreement between the Registrant and GHS, GHS agreed to invest up to Five Million, Dollars ($5,000,000) to purchase the Registrant’s Common Stock, par value $0.0001 per share. Coincidentally, the Registrant and GHS entered into a Registration Rights Agreement, as an inducement to GHS to execute and deliver the Equity Financing Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of Common Stock issuable for GHS’s investment pursuant to the Equity Financing Agreement. The Equity Financing Agreement terminates thirty-six (36) months after the Effective Date, or when GHS has purchased an aggregate of Five Million Dollars ($5,000,000) in the Registrant’s Common Stock.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Equity Financing Agreement	Filed Herewith
10.2	Registration Rights Agreement	Filed Herewith
10.3	Subscription Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 13, 2020

CANNABIS GLOBAL, INC.

By:	/s/ Arman Tabatabaei
Arman Tabatabaei (Principal Executive Officer)